UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2023
Latch, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39688	85-3087759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

508 West 26th Street, Suite 6G, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
(917) 338-3915
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTCH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	LTCHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As disclosed on January 11, 2023, Barry Schaeffer, Interim Chief Financial Officer (“CFO”) and Treasurer of Latch, Inc. (collectively with its subsidiaries, the “Company”), resigned as the Company’s Interim CFO and Treasurer, effective as of January 11, 2023.
In connection with his resignation, on January 27, 2023, Mr. Schaeffer and the Company entered into a Separation Agreement and Release (the “Separation Agreement”).
The Separation Agreement provides that, subject to Mr. Schaeffer’s continued compliance with the restrictive covenants in any written agreements between Mr. Schaeffer and the Company, Mr. Schaeffer will be entitled to receive severance compensation of $403,200.
The Separation Agreement also contains a general release of claims against the Company and provisions regarding the protection of the Company’s proprietary and confidential information that apply indefinitely.
The foregoing description of the Separation Agreement is qualified in its entirety by the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
In addition, Mr. Schaeffer and the Company entered into a Consulting Agreement with a three-month initial term beginning January 27, 2023, pursuant to which Mr. Schaeffer will provide certain transitionary services.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Separation Agreement and Release, dated January 27, 2023, by and between Latch Systems, Inc. and Barry Schaeffer.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Latch, Inc.

Date:	February 2, 2023	By:	/s/ Marc Landy
		Name:	Marc Landy
		Title:	Interim Chief Financial Officer